SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement                                     Confidential, for Use of the
[X]      Definitive Proxy Statement                                      Commission Only (as permitted
[ ]      Definitive Additional Materials                                 by Rule 14a-6(e)(2))      [ ]
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CECIL BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1. Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

       2. Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

       4. Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

       5. Total Fee Paid:

          ----------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1. Amount Previously Paid:


       2. Form, Schedule or Registration Statement No.:


       3 Filing Party:


       4. Date Filed:

                               CECIL BANCORP, INC.
                                     [LOGO]





                                 April 12, 2002




Dear Fellow Shareholder:

         We invite you to attend our 2002 Annual Meeting of Shareholders to be held at Bentley's, 902 E. Pulaski Hwy, Elkton, Maryland, on Wednesday, May 15, 2002 at 9:00 a.m., Eastern Time.

         At our Annual Meeting, we will discuss highlights of the past year. The 2001 results are presented in detail in the enclosed Annual Report.

         The Annual Meeting has been called for the election of directors and to consider any other matters as may properly come before the Annual Meeting or any adjournments. Directors and officers, as well as representatives of Stegman & Company, Cecil Bancorp's independent auditors, will be present to respond to any questions the shareholders may have.

         YOUR VOTE IS IMPORTANT. Please complete the proxy card and return it in the enclosed, postage-paid envelope.

         Thank you for investing in Cecil Bancorp.



                                           Sincerely,

                                           /s/ Mary B. Halsey

                                           Mary B. Halsey
                                           President and Chief Executive Officer

                               CECIL BANCORP, INC.
                                127 NORTH STREET
                           ELKTON, MARYLAND 21921-5547

                            NOTICE OF ANNUAL MEETING
                                  MAY 15, 2002

         The Annual Meeting of Shareholders of Cecil Bancorp, Inc. will be held at Bentley's, 902 E. Pulaski Hwy, Elkton, Maryland, on Wednesday, May 15, 2002 at 9:00 a.m., Eastern Time.

         The Annual Meeting is for the purpose of considering and acting upon:
         1. The election of four directors of Cecil Bancorp; and
         2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION. The Board is not aware of any other business to come before the Annual Meeting.

         Only shareholders of record at the close of business on March 15, 2002, will be entitled to vote at the Annual Meeting and any adjournments or postponements. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. Whether or not you attend the meeting in person, it is important that your shares be represented and voted. Please vote by completing, signing and dating your proxy card, and returning it as soon as possible in the enclosed, postage-paid envelope. You may change your proxy later or vote in person at the meeting, if you wish.

         The proxy statement, voting instruction card, and Cecil Bancorp's 2001 Annual Report on Form 10-KSB are being distributed on or about April 12, 2002.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Thomas L. Foard
                                            THOMAS L. FOARD
Elkton, Maryland                            SECRETARY
April 12, 2002

                            P R O X Y S T A T E M E N T

                       Q U E S T I O N S AND A N S W E R S


Q:       WHAT AM I VOTING ON?
A:       You are voting on the re-election of the following four directors:
         Donald F. Angert, Robert L. Johnson, Doris P. Scott, and Howard B. Tome. (See page 2.)

--------------------------------------------------------------------------------

Q:       WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
A: Shareholders of Cecil's common stock as of the close of business on March 15, 2002 (the Record Date) are entitled to vote at the meeting.

--------------------------------------------------------------------------------

Q:       HOW DO I VOTE?
A: You may vote by completing, signing, and dating the proxy card, and returning it in the enclosed, postage-paid envelope. If you return your signed proxy card but do not indicate your voting preference, your card will be voted in favor of the re-election of all four directors. You have the right to revoke your proxy any time before the Annual Meeting, and shareholders who attend the meeting may withdraw their proxies and vote in person if they wish.

--------------------------------------------------------------------------------

Q:       IS MY VOTE CONFIDENTIAL?
A: Yes, only the inspectors of election and a limited number of employees and transfer agent personnel associated with processing the votes will know how you cast your vote.

--------------------------------------------------------------------------------

Q:       WHO WILL COUNT THE VOTES?
A: Registrar and Transfer Company, Cecil Bancorp's transfer agent, will tabulate the votes.

--------------------------------------------------------------------------------

Q:       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?
A: If you receive more than one proxy card, it indicates that you own shares in more than one account, or your shares are registered in various names. You should vote all proxy cards you receive by completing, signing, dating, and returning each proxy card in the enclosed, postage-paid envelope.

--------------------------------------------------------------------------------

Q:       WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?
A: On the Record Date, there were 634,555 shares of Cecil Bancorp common stock issued and outstanding. Each share is entitled to one vote on all matters voted on at the Annual Meeting. A majority of the outstanding shares, present or represented by proxy, will be a quorum for the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and shares held for you by your broker or nominee (broker shares) that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter are not included in the quorum and are not included in determining the number of votes cast in the election of directors.

--------------------------------------------------------------------------------

Q:       WHO MAY ATTEND THE ANNUAL MEETING?
A: All shareholders as of the Record Date may attend, although seating is limited.

--------------------------------------------------------------------------------

Q: WHAT PERCENTAGE OF CECIL BANCORP STOCK DID DIRECTORS AND EXECUTIVE OFFICERS OWN ON THE RECORD DATE?
A: Together, they beneficially owned approximately 34.50% of Cecil Bancorp's issued and outstanding common stock.

--------------------------------------------------------------------------------

Q:       WHO PAYS FOR THIS PROXY SOLICITATION AND HOW WILL SOLICITATION OCCUR?
A: Cecil Bancorp's Board of Directors is soliciting this proxy, and Cecil Bancorp will pay the cost of the solicitation. In addition to the use of the mail, employees of Cecil Bancorp and its subsidiaries may solicit proxies personally or by telephone, fax, or electronic mail, without additional compensation. Banks, brokerage houses and other nominees and fiduciaries are requested to forward the proxy material to beneficial owners of Cecil Bancorp stock and to obtain authorization to execute proxies on behalf of the beneficial owners. Upon request, Cecil Bancorp will reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

--------------------------------------------------------------------------------

                       PROPOSAL I -- ELECTION OF DIRECTORS

         Your Board of Directors is currently composed of nine members. Eight of Cecil Bancorp's directors also serve as directors of its bank subsidiary, Cecil Federal Savings Bank. Directors of Cecil are divided into three classes and are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, four directors will be elected for terms expiring at the 2004 Annual Meeting.

         The Board of Directors has nominated for re-election, Donald F. Angert, Robert L. Johnson, Doris P. Scott, and Howard B. Tome, all of whom are currently directors. Directors Angert, Johnson, and Scott each are nominated for a term of three years and until his or her successor is elected and qualified. In order to make the classes of directors more equal, as required by the Articles of Incorporation and Bylaws, the Board of Directors has appointed Mr. Tome to the class of Directors whose term expires in 2003, which has only two other members. The Board of

Directors has therefore nominated Mr. Tome to serve for a term of one year and until his successor is elected and qualified. Each nominee must be elected by a plurality of shares voted in this election. The individuals named as proxies on your proxy card will vote for the election of each nominee unless you withhold authorization.

         Each nominee has agreed to serve his or her term, if elected. If any nominee is unable to stand for re-election at this Annual Meeting, the Board may reduce its size or nominate an alternate candidate, and the proxies will be voted for the alternate candidate.

         YOUR BOARD RECOMMENDS A VOTE FOR THESE DIRECTORS.

         Information regarding Cecil Bancorp's directors follows. Director's service is based upon the year in which he or she first became a director of Cecil Federal or of Columbian Bank, a Federal Savings Bank ("Columbian"). Columbian was acquired by Cecil Bancorp in 1998, and merged into Cecil Federal in May 2001.

                                DIRECTOR NOMINEES
DONALD F. ANGERT                                             DIRECTOR SINCE 1968

         Mr. Angert, age 71, has served as Treasurer of the Company since April 2000. Mr. Angert was formerly the President and majority stockholder of Angert, Inc., for 21 years, a retail business with stores located in Harford and Cecil Counties, Maryland. He became President of Columbian in January 1989, and served as its Chairman from 1994 until its merger into Cecil Federal in 2001. He now serves as Chairman of the Columbian Division. He was appointed to the Board of Directors of the Company in 1998 in connection with the Company's acquisition of Columbian. Mr. Angert is a resident of Havre de Grace, Maryland.


ROBERT L. JOHNSON                                            DIRECTOR SINCE 1988

         Mr. Johnson, age 74, is retired from the federal government after fifty years of service. He previously was financial manager of Aberdeen Proving Ground. A certified government financial manager, he still serves as a consultant in management and business affairs. Mr. Johnson is active in community endeavors and serves on numerous boards and commissions. He is a member of the Northeastern Maryland Technology Council and a founding member and director of the Army Alliance, Inc. He was appointed to the Board of Directors of the Company in 1998 in connection with the Company's acquisition of Columbian. He is a resident of Havre de Grace, Maryland.

DORIS P. SCOTT                                               DIRECTOR SINCE 1977

         Mrs. Scott, age 76, is an attorney in her own private practice, and also serves on the board of directors of Family Services of Cecil County, Incorporated. Mrs. Scott is Chairman of the Second Circuit Judicial Nominating Commission. In addition, she is a past member of the Board of Governors of the Maryland Bar Association and currently serves on several committees of such Association. Ms. Scott resides in Elkton, Maryland.

HOWARD B. TOME                                               DIRECTOR SINCE 1959

         Mr. Tome, age 78, a founding director of Cecil Federal, is a retired real estate broker. He was self-employed from 1950 to 1988. He also served as President of the Maryland Appraisal Institute, Inc. from 1956 to 1988. Mr. Tome is a member of the American Legion, the American Lung Association and the Conowingo Baptist Church. He resides in Rising Sun, Maryland.

                         DIRECTORS CONTINUING IN OFFICE

                              TERM EXPIRING IN 2003

MARY B. HALSEY                                               DIRECTOR SINCE 1995

         Ms. Halsey, age 40, became President and Chief Executive Officer of the Company and Cecil Federal in July 1995. Ms. Halsey joined Cecil Federal in 1980 and has been employed in various capacities since that time, including the positions of Chief Operating Officer and Principal Financial and Accounting Officer, which she held from 1993 until becoming President and Chief Executive Officer in 1995. Ms. Halsey is a director and officer of the Southeastern Conference of Community Bankers, Inc., currently holding the position of Past President. Ms. Halsey has also been appointed to several committees of the national thrift association, America's Community Bankers. Ms. Halsey is a past director of the Maryland Bankers Association, and currently serves on its Communications Council and Convention Planning Committee. Ms. Halsey currently serves as Trustee of Mt. Aviat Academy and is secretary of the Northern Chesapeake Hospice Foundation. She has previously served as Vice President and Director of the North East Chamber of Commerce, as Director of the Union Hospital of Cecil County Health System, Inc., and Director of the YMCA of Cecil County, Maryland. She resides in Rising Sun, Maryland.

HOWARD J. NEFF                                               DIRECTOR SINCE 1969

         Mr. Neff, age 73, is the owner and operator of Furnace Bay Golf Club located in Perryville, Maryland. He also owns and operates Furnace Bay Golf Course, located in Perryville, Maryland. Mr. Neff has owned and operated Perryville Oil Company, an oil distributor, since 1954. He serves on the Bainbridge Development Corporation, and as Chairman of the Board of Trustees of Perryville United Methodist Church. He resides in Perryville, Maryland.

                              TERM EXPIRING IN 2004

MATHEW G. BATHON                                             DIRECTOR SINCE 1999

         Mr. Bathon, age 40, is an attorney with the Elkton law firm of Bathon and Bathon, P.A., where he engaged in the full-time practice of law until June 2000. Mr. Bathon's law practice is now limited to trust and estate law and he currently serves as President and General Counsel of Windspeed Capital ("Capital"), a financial services and trust administration consulting company located in the Boston, Massachusetts area. In this capacity, Mr. Bathon oversees Capital's interest in Windspeed Capital Management, L.L.C., a registered investment company, which manages portfolio funds for individual clients, and, Capital's interest in Windspeed Ventures Corporation, a management company that operates a venture capital concern. Mr. Bathon also serves as President of B-C Investment, Inc. and is a member of B-E Realty, L.L.C., both of which own and manage properties in the Cecil County, Maryland and New Castle County, Delaware areas. Mr. Bathon is a former owner of Bentleys Restaurant and Banquet Facilities and has served as an officer and director of Northern Chesapeake Hospice Foundation. He has also served as a director of the Cecil County Chapter of the American Red Cross, the Cecil County FEMA Board, and as a Trustee of Mount Aviat Academy. Mr. Bathon resides in Lexington, Massachusetts.

THOMAS L. FOARD                                              DIRECTOR SINCE 1959

Mr. Foard, age 76, a founding director of Cecil Federal, is a self-employed farmer and has served as Secretary of Cecil Federal since 1969 and as Secretary of the Company since its incorporation in 1994. He also has served on the board of directors and as Vice President of Bethel Cemetery for the past 20 years. Mr. Foard resides in Chesapeake City, Maryland.

CHARLES SPOSATO                                              DIRECTOR SINCE 1999

Mr. Sposato, age 48, was elected Chairman of the Board of the Company in August 2000. Mr. Sposato is owner and president of Bay Ace Hardware, Inc. as well as president of CECO Utilities, Inc. and Manchester Development, Inc. In 1995 Mr. Sposato was recognized in Who's Who in Executives & Business. He has served as president of the Cecil County Home Builders Association and as director of the Home Builders Association of Maryland. Mr. Sposato served on the Board of Union Hospital of Cecil County Health Systems, Inc., past-chairman of Cecil County Health Ventures, Inc. and a past member of the Union Hospital Finance Committee. He serves on the board of directors of Northern Chesapeake Hospice Foundation and as a Trustee of Mount Aviat Academy. Mr. Sposato is a member of the Knights of Columbus and the Cecil County and North East Chambers of Commerce. Mr. Sposato has also attended the Maryland Bankers School. He resides in Elkton, Maryland.

                          BOARD MEETINGS AND COMMITTEES

         Cecil's Board conducts its business through meetings of the Board and of its committees. The Board meets quarterly and may have additional special meetings. The Board met five times during 2001. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served.

         The Audit Committee of the Board reviews Cecil Bancorp's auditing, accounting, credit, financial and regulatory reporting and internal control functions. This committee also recommends the firm to be retained by Cecil Bancorp as its independent auditors. The members of the Audit Committee are neither officers nor employees of Cecil Bancorp or Cecil Federal and are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers Listing Standards. The Committee has adopted a written charter, which has been approved by the Board of Directors. The committee met four times in 2001. Current members are Directors Bathon, Foard, Neff, and Sposato.

         The Incentive Compensation Plan Committee selects key employees who will be eligible to receive annual cash bonuses under the Cecil Bancorp's Incentive Compensation Plan. The Incentive Compensation Plan Committee met one time during 2001. All members of this committee are non-employee directors. Current members of the Committee are Directors Bathon, Foard, Neff, and Sposato.

         The Compensation Committee reviews Cecil Bancorp's compensation policies and employee benefit plans and programs, and recommends compensation for executive officers and directors, subject to Board approval. The Compensation Committee met two times during 2001. All members of this committee are non-employee directors. Current members of the Committee are Directors Bathon, Foard, Neff, and Sposato.

         The entire Board of Directors serves as the Nominating Committee for directors to be nominated for election, and met one time in this capacity during 2001. The Board will consider nominees recommended by shareholders, but has not established any procedures for submission of such recommendations.

             COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

         The shares of Cecil Bancorp's common stock that were beneficially owned on the Record Date by persons who were directors and officers on that date, are shown below.

                                     Amount and
                                      Nature of                Percentage
                                     Beneficial                 of Shares
Name                                 Ownership (1)             Outstanding (2)
----                                -------------              ------------
Donald F. Angert                        8,345                     1.32%
Matthew G. Bathon                      59,806                     9.42
Thomas L. Foard                         6,887                     1.09
Mary B. Halsey                         30,729                     4.84
Robert L. Johnson                       4,464                      .70
Howard J. Neff                          7,887                     1.24
Doris P. Scott                         14,104                     2.22
Charles Sposato                        63,348                     9.98
Howard B. Tome                          7,887                     1.24
All Directors and Executive
  Officers as a Group
  (13 persons)                        219,028 (3)                34.50%
-----------------
(1) Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over and shares that the person has a right to acquire within 60 days from March 15, 2002. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership is made by the individual, not Cecil.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares that the person or the group has the right to acquire within 60 days of March 15, 2002.
(3) Includes 10,230 shares allocated to executive officers under the ESOP as of the Record Date. Also includes 16,429 shares which may be received by certain directors and executive officers upon the exercise of stock options which are exercisable within 60 days of the Record Date.

                       DIRECTOR AND EXECUTIVE COMPENSATION

         Directors' Fees. During 2001, Directors received a retainer of $2,400 plus $150 for each regular meeting of the Board attended and $50 for each committee meeting attended. Non-employee directors and Mr. Angert also received bonuses under the Incentive Compensation Plan totaling $14,584. Directors other than Mr. Angert who are full-time employees of Cecil Bancorp do not receive fees for service on the Board.

         Directors' Retirement Plan. Cecil Federal maintains a retirement plan for its non-employee directors. All current directors of Cecil Bancorp except for Mr. Johnson are members of the Cecil Federal Board. Upon retirement, a participant in this plan receives a monthly benefit for 120 months equal to $500 multiplied by his or her benefit percentage and vested percentage. The benefit percentage is 0% at 5 years of service on the Cecil Federal Board, when it becomes 20% and then increases 20% for each additional five years of service until it reaches 100% at 25 years of service. The vested percentage is 0% until one year of service (beginning the later of November 10, 1994, or the date the director joined the Cecil Federal Board), when it becomes 10% and then increases 10% for each year of service until it reaches 100%. If a director's service ends due to disability or change in control, his or her vested percentage becomes 100%. If a participant in the plan dies after payments have begun, or before payments have begun if fully vested, his or her surviving spouse receives 50% of the payments otherwise due. The plan is unfunded. All benefits will be paid from Cecil Bancorp's general assets. No compensation expense was recorded in connection the plan for the year ended December 31, 2001.

         Incentive Compensation Plan. Cecil Bancorp maintains an incentive compensation plan for all non-employee directors of Bancorp and Cecil Federal and for key employees selected by the Incentive Compensation Plan Committee of the Board. Benefits are paid as annual bonuses based upon the results of a formula. In general, each participant receives an annual bonus equal to a percentage of his or her base annual compensation times a "multiplier" based upon return on assets, asset quality, and results of regulatory examinations. The Incentive Compensation Committee may adjust bonuses for unusual financial events or to the extent that payments to Cecil Federal employees would cause the Cecil Federal to be less than "well-capitalized" for regulatory purposes. Bonuses are payable from general assets. The plan has an indefinite term, and may be terminated or amended at any time and for any reason; except with respect to benefits payable for a completed year. The Incentive Compensation Committee also may in its discretion determine, by resolution adopted before the first day of any calendar year, to reduce the amounts payable to employees in the form of Bonuses. The plan is unfunded. All bonuses are to be paid from Cecil Bancorp's general assets. For the fiscal year ended December 31, 2000, Ms. Halsey received a bonus of $34,650, and non-employee directors and Mr. Angert received bonuses totaling $14,584, as noted above.

         Executive Compensation. The following table summarizes compensation earned by or awarded to Cecil's Chief Executive Officer. No other executive officer had 2001 salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM COMPENSATION
                                                            ----------------------------------------
                                                             AWARDS                         PAYOUTS
                                                             ------                         -------
                                ANNUAL COMPENSATION         RESTRICTED    SECURITIES
NAME AND                    ---------------------------       STOCK       UNDERLYING           LTIP         ALL OTHER
PRINCIPAL POSITION          YEAR    SALARY        BONUS       AWARDS     OPTIONS/SARS         PAYOUTS     COMPENSATION
------------------          ----    ------        -----       ------     ------------         -------     ------------

Mary B. Halsey               2001   $137,500     $34,650          --            --               --           $19,659 (2)
  President and              2000    135,000      31,374      20,181 (1)        --               --            20,427
  Chief Executive Officer    1999    125,000      14,875      23,593            --               --            18,452


(1) Consists of shares of restricted stock issuable under Cecil Bancorp Management Recognition Plan.
(2) Includes an annual pension plan contribution of $18,909. Does not include 618 shares allocated to Ms. Halsey under the Employee Stock Ownership Plan with a value of $18.50 per share.

                             YEAR-END OPTION VALUES

         The number and potential realizable value at the end of the year of options held by each of the Named Executive Officers are shown below.

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                        OPTIONS AT YEAR-END               AT YEAR-END (1)
                   SHARES ACQUIRED    VALUE         --------------------------------------------------------------
NAME                 ON EXERCISE     REALIZED       EXERCISABLE   UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
----                 -----------     --------       -----------   -------------       -----------   -------------
Mary B. Halsey           2,100       $12,300             5,184          --               $46,656          --
  President and
  Chief Executive Officer

------------------
(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of the underlying common stock at December 31, 2001, of $19.00 per share, and the exercise price of the options of $11.00 per share.

         No options or stock appreciation rights ("SARs") were granted to Ms. Halsey during 2001. No SARs were held by Ms. Halsey at year-end. No options or SARs repriced during Cecil Bancorp's last ten full years.

         Employment Agreements. Cecil Bancorp and Cecil Federal each entered into employment agreements in 1994 with Mary B. Halsey to serve as President and Chief Executive Officer of Cecil Bancorp and Cecil Federal. In her capacity as President and Chief Executive Officer, the Employee is responsible for overseeing all operations of Cecil Federal and the Company, and for implementing the policies adopted by Cecil Federal and the Company's Boards of Directors. provide for a term of three years, with an annual base salary being payable to the Employee by Cecil Federal, which is currently in the amount of $137,500. In lieu of paying the Employee additional salary, Cecil Bancorp has accepted joint and several liability for Cecil Federal's obligations under its Employment Agreement. On each anniversary date the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by Cecil Federal's Board of Directors that Ms. Halsey's performance has met the required performance standards and that the Employment Agreement may be extended. The Employment Agreements provide Ms. Halsey with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement, and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon her death or disability, and is terminable by Cecil Federal or Cecil Bancorp for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If Cecil Federal or Cecil Bancorp terminates Ms. Halsey without just cause, the Employee will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreement. If an Employment Agreement is terminated due to the her disability, Ms. Halsey will not be entitled to a continuation of her salary and benefits following such termination. In the event of her death during the term of an Employment Agreement, her estate will be entitled to receive her salary through the last day of the month in which death occurs. Ms. Halsey may voluntarily terminate the Employment Agreements by providing 60 days written notice to the Boards of Directors of Cecil Federal and the Company, in which case she is entitled to receive only her compensation, vested rights, and benefits up to the date of termination.

         The Employment Agreements contain provisions stating that in the event of Ms. Halsey's involuntary termination of employment in connection with, or within one year after, any change in control other than for just cause, she will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Ms. Halsey receives on account of the change in control. The Employment Agreements provide for a lump sum payment to be made in the event of Ms. Halsey's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Ms. Halsey, including (i) the requirement that the Employee perform her principal executive functions more than 35 miles from Cecil Federal's current primary office, (ii) a reduction in the her base compensation as then in effect,
(iii) the failure of Cecil Federal to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option, and retirement plans, (iv) the assignment to the Employee of duties and responsibilities which are other than those normally associated with her position with Cecil Federal, (v) a material reduction in the Employee's authority and responsibility, and (vi) the failure to re-elect her to Cecil Federal's Board of Directors, provided that she is serving on such Board on the date of the change in control. The aggregate payments that would be made to Ms. Halsey assuming her termination of employment under the foregoing circumstances at December 31, 2001 would have been approximately $411,125. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of Cecil Federal. In the event that Ms. Halsey prevails over Cecil Federal or Cecil Bancorp in a legal dispute as to an Employment Agreement, she will be reimbursed for legal and other expenses.

                              CERTAIN TRANSACTIONS

         Cecil Bancorp has and expects to have in the future, banking transactions with certain officers and directors of Cecil Bancorp and Cecil Federal and greater than 5% shareholders of Cecil and their immediate families and associates. These transactions are in the ordinary course of business, and loans have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, these loans did not involve more than normal risk of collectibility or present other unfavorable features.

             OWNERS OF MORE THAN 5% OF CECIL BANCORP'S COMMON STOCK

         Beneficial owners of more than 5% of the common stock are required to file certain ownership reports under the federal securities laws. The following table shows the common stock beneficially owned by persons who have filed these reports reporting beneficial ownership that exceeds 5% of Cecil Bancorp's outstanding common stock at March 15, 2002.

                                           AMOUNT AND NATURE      PERCENTAGE
                                             OF BENEFICIAL         OF SHARES
NAME                                         OWNERSHIP (1)       OUTSTANDING (2)
----                                         -------------       ---------------
Cecil Bancorp, Inc. Employee Stock
  Ownership Plan ("ESOP")                       35,846  (3)              5.65%
  127 North Street
  Elkton, Maryland  21921

Charles Sposato                                 63,091                   9.94
Anthony Sposato
Bay Act Hardware
Builder's Choice, Inc. Profit Sharing
  Retirement Trust
910 W. Pulaski Highway
Elkton, Maryland 21921

Mathew G. Bathon                                58,313                   9.19
52 Waltham Street
Lexington, Massachusetts 02410

--------------------
(1) Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Cecil Bancorp.
(2) Calculated by Cecil based upon shares reported as beneficially owned by the listed persons and shares of Cecil common stock outstanding at March 15, 2002.
(3) These shares are held in a suspense account for future allocation pursuant to the terms of the ESOP among participating employees as the loan used to purchase the shares is repaid. As of the Record Date, 24,494 shares had been allocated to participants, and 11,552 shares were unallocated. The ESOP trustees, currently Directors Neff, Foard and Sposato, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion.
(3) Includes, in addition to 34,746 other shares beneficially owned by Charles Sposato, 4,050 shares owned by Bay Ace Hardware, of which Charles Sposato is sole stockholder; 14,295 shares beneficially owned by the Trust, of which Charles Sposato serves as the sole trustee; and 10,000 shares beneficially owned by Anthony F. Sposato, Charles Sposato's brother. Charles Sposato disclaims beneficial ownership of those shares of Common Stock held by the Trust other than for his benefit. Excludes shares held by the ESOP, of which Charles Sposato is a co-trustee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on Cecil Bancorp's review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its common stock have timely filed those reports with respect to 2001. Cecil Bancorp makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Stegman & Company, Cecil's independent certified public accounting firm, is expected to be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement.

         Audit Fees. Stegman & Company billed a total of $43,500 for the audit of Cecil's financial statements included in the annual report on Form 10-KSB for the year-ended December 31, 2001, and the review of quarterly reports on Forms 10-Q filed during that year.

         Other Fees. Stegman & Company billed a total of $9,550 for other services for the year ended December 31, 2001.

         Change in Auditors. On October 31, 2000, the Board of Directors of Cecil Bancorp dismissed Simon, Master & Sidlow, P.A., as its independent accountants. The decision was recommended by the Audit Committee of the Board of Directors and unanimously approved by the Board. The firm of Stegman & Company, Towson, Maryland, was engaged to perform an audit of Cecil Bancorp's financial statements for the fiscal year ending December 31, 2000 and to provide other accounting services. Stegman & Company also served as Cecil Bancorp's independent certified public accountants for the fiscal year ended December 31, 2001.

         Simon, Master & Sidlow, P.A.'s audit reports on Cecil Bancorp's financial statements as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During Cecil Bancorp's two most recent fiscal years, and for the interim period through October 31, 2000, there were no disagreements with Simon, Master & Sidlow, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simon, Master & Sidlow, P.A., would have caused them to make reference thereto in their audit report.

                          REPORT OF THE AUDIT COMMITTEE

         The audit committee reviews and reports to the board of directors regarding the performance of the internal audit function and independent auditors, the integrity of the financial statements, management's efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. The committee (1) has reviewed and discussed the audited financial statements included in Cecil Bancorp's 2001 Annual Report and Form 10-KSB with management; (2) has discussed with independent auditors the matters required to be discussed by Statement of Auditing Standards 61; and (3) has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed independence with the independent auditor. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the committee recommended to the Board of Directors that the audited financial statements be included in the 2001 Annual Report and Form 10-KSB. The committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

March 19, 2002                                          Howard J. Neff, Chairman
                                                        Mathew G. Bathon
                                                        Thomas L. Foard
                                                        Charles Sposato

                                  OTHER MATTERS

         The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted as determined by a majority of the Board of Directors.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to take action at the year 2003 Annual Meeting of Shareholders must be received at Cecil Bancorp's executive offices at 127 North Street, Elkton, Maryland 21922-5547 no later than December 15, 2003, in order to be eligible for inclusion in Cecil's proxy materials for that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Under Cecil Bancorp's Certificate of Incorporation, a shareholder proposal or nomination for director may be eligible for consideration at an annual or special meeting if written notice is delivered or mailed to the Secretary not less than thirty days nor more than sixty days before the meeting, provided that, if less than forty days notice of the meeting has been given, such written notice may be delivered or mailed by the close of the tenth day after the date notice of the meeting was mailed. Such notices also must include information required by and comply with procedures established by the Articles of Incorporation.

                       2001 ANNUAL REPORT TO SHAREHOLDERS

         Cecil's 2001 Annual Report on Form 10-KSB, including consolidated financial statements, has been mailed to all shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Thomas L. Foard

                                              THOMAS L. FOARD
                                              SECRETARY
Elkton, Maryland
April 12, 2002



                          ANNUAL REPORT ON FORM 10-KSB

         A COPY OF CECIL'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE. EXHIBITS TO AND ADDITIONAL COPIES OF SUCH FORM 10-KSB WILL BE PROVIDED UPON WRITTEN REQUEST TO:
THE SECRETARY, CECIL BANCORP, INC., P.O. BOX 568, 127 NORTH STREET, ELKTON, MARYLAND 21922-5547.


        PLEASE MARK VOTES          REVOCABLE PROXY
        AS IN THIS EXAMPLE         CECIL BANCORP, INC.

        ANNUAL MEETING OF SHAREHOLDERS                                          1.  The election as directors of all nomi-
                 May 2, 2002                                                        nees listed below (except as marked
    The undersigned hereby appoints Mathew G. Bathon, Thomas                        to the contrary below):
L Foard and Mary B. Halsey and each of them, will full powers of
substitution, to act as attorneys and proxies for the undersigned, to vote all      FOR TERM TO EXPIRE IN 2003
shares of Common Stock of Cecil Bancorp, Inc., which the
undersigned is entitled to vote at the annual meeting of stock-                     Howard B. Tome
holders, to be held at Bentley's, Elkton, Maryland on Wednes-
day, May 15, 2002 at 9:00 a.m. (the "Annual Meeting"), and at                       FOR TERMS TO EXPIRE IN 2005
any and all adjournments thereof, as follows, and in accordance
with the determination of a majority of the Board of Directors                      Donald F. Angert
with respect to other matters which come before the Annual
Meeting.                                                                            Robert L. Johnson

                                                                                    Doris P. Scott

                                                                                INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                                                                VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR
                                                                                ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
                                                                                IN THE SPACE PROVIDED BELOW.

                                                                                -------------------------------------------


                                                                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                                                "FOR" EACH OF THE NOMINEES LISTED ABOVE.


                                                                                THIS PROXY WILL BE VOTED AS DIRECTED,
                                                                                BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
                                                                                PROXY WILL BE VOTED FOR THE NOMINEES
                                                                                LISTED ABOVE. IF ANY OTHER BUSINESS IS
                                                                                PRESENTED AT THE ANNUAL MEETING, THIS
                                                                                PROXY WILL BE VOTED BY THOSE NAMED IN
                                                                                THIS PROXY IN ACCORDANCE WITH THE
                                                                                DETERMINATION OF A MAJORITY OF THE
                                                                                BOARD OF DIRECTORS. AT THE PRESENT TIME,
                                                                                THE BOARD OF DIRECTORS KNOWS OF NO
                                                                                OTHER BUSINESS TO BE PRESENTED AT THE
                                                                                ANNUAL MEETING. THIS PROXY CONFERS
                                                                                DISCRETIONARY AUTHORITY ON THE
                                                                                HOLDERS THEREOF TO VOTE WITH RESPECT
                                                                                TO THE ELECTION OF ANY PERSONS AS
Please be sure to sign and date             Date                                DIRECTORS WHERE THE NOMINEES ARE
this PROXY in the box below.                                                    UNABLE TO SERVE OR FOR GOOD CAUSE WILL
                                                                                NOT SERVE AND  MATTERS  INCIDENT TO THE
                                                                                CONDUCT OF THE ANNUAL MEETING.

Stockholder sign above           Co-holder (if any) sign above



    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                               CECIL BANCORP, INC.

                                ELKTON, MARYLAND


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the above signed by present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of not further force and effect.
         The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated April 12, 2002 and an Annual Report on Form 10-KSB for the 2001 fiscal year.
         Please sign exactly as your name appears on this card. When signing at attorney, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------

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